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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         COMMISSION FILE NUMBER 1-10463

                               THE EMERGING GERMANY FUND INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                                    N/A
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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/X/  Fee paid previously with preliminary materials.
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            , 1996

Dear Shareholder:

Georgeson & Company would like to thank you for returning your proxy card for the Annual Meeting of The Emerging Germany Fund Inc. to be held on April 26, 1996.

Unfortunately, you neglected to sign the card, making it invalid. We are returning the card for your signature and hope that you will return it to us as soon as possible. Due to the approaching meeting date, your promptness would be greatly appreciated.

Thank you, once again!

Sincerely,



GEORGESON & COMPANY INC.
(Proxy Tabulator for The Emerging Germany Fund Inc.)